DFA Social Fixed Income Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DSFIX)

Summary Prospectus

February 28, 2017

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2017, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the DFA Social Fixed Income Portfolio (the “Social Fixed Income Portfolio” or the “Portfolio”) is to seek to maximize total returns. Total return is comprised of income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the Social Fixed Income Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.56%
Fee Waiver and/or Expense Reimbursement*	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.26%
*	Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Social Fixed Income Portfolio. The Fee Waiver and Expense Assumption Agreement for the Social Fixed Income Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Social Fixed Income Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Social Fixed Income Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$149	$283	$673

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PORTFOLIO TURNOVER

The Social Fixed Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Social Fixed Income Portfolio’s performance. During the period April 5, 2016 (commencement of operations) to October 31, 2016, the Social Fixed Income Portfolio’s portfolio turnover rate was 47% of the average value of its investment portfolio.

Principal Investment Strategies

The Social Fixed Income Portfolio seeks to achieve its investment objective through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers. At the present time, Dimensional Fund Advisors LP (the “Advisor”) expects that investments will be made in the obligations of issuers that are located in developed countries. As a non-fundamental policy, under normal circumstances, at least 80% of the Social Fixed Income Portfolio’s net assets will be invested in fixed income securities considered to be investment grade quality.

The Social Fixed Income Portfolio will be managed with a view to capturing credit risk premiums and maturity risk premiums. The term “credit risk premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “maturity risk premium” means the expected incremental return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In managing the Social Fixed Income Portfolio, the Advisor will increase or decrease investment exposure to intermediate-term securities depending on the expected maturity risk premium and also increase or decrease investment exposure to non-government securities depending on the expected credit risk premium.

The Social Fixed Income Portfolio invests in U.S. and foreign corporate debt securities with an investment grade credit rating and may emphasize such investments in U.S. and foreign corporate debt securities the Advisor considers to be of extended quality as they are rated in the lower half of the investment grade spectrum (i.e., rated BBB- to A+ by Standard & Poor’s Rating Group (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa3 to A1 by Moody’s Investor’s Service, Inc. (“Moody’s”)). The Social Fixed Income Portfolio will not emphasize investments in the lower half of the investment grade spectrum, however, when the Advisor believes the credit risk premium does not warrant the investment. The Social Fixed Income Portfolio will also invest in higher-rated corporate debt securities, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars

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but not trading in the United States, and obligations of supranational organizations. The fixed income securities in which the Social Fixed Income Portfolio invests are considered investment grade at the time of purchase.

The Social Fixed Income Portfolio’s investments may include foreign securities denominated in foreign currencies. The Social Fixed Income Portfolio intends to hedge foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency rates. The Social Fixed Income Portfolio may enter into foreign forward currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Social Fixed Income Portfolio also may enter into credit default swaps on issuers or indices to buy or sell credit protection to hedge its credit exposure; gain market or issuer exposure without owning the underlying securities; or increase the Portfolio’s total return. The Social Fixed Income Portfolio also may purchase or sell futures contracts and options on futures contracts, to hedge its interest rate or currency exposure or for non-hedging purposes, such as a substitute for direct investment or to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities.

The Social Fixed Income Portfolio may lend its portfolio securities to generate additional income.

The Social Fixed Income Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by an independent third party. The Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 20% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or critical components of these products, or the provision of weapon systems support and service; (2) are engaged in certain for profit business activities in or with the Republic of the Sudan; (3) earn at least 15% of their total annual revenue through the production and/or sale of tobacco or alcohol products, or key products or raw materials necessary for their production; (4) earn at least 20% of their total annual revenue from certain gambling activities, the production of goods used exclusively for gambling, or the provision of certain services in casinos that are fundamental to gambling operations; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 15% of their total annual revenue from the rental, sale, distribution or production of pornographic materials, or the ownership or operation of adult entertainment establishments; (7) are involved in the production or manufacture of landmines, cluster munitions, or the essential components of these products; (8) have had major recent controversies relating to child labor infractions in the U.S. or abroad; and/or (9) are involved in stem cell research.

The Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice.

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Principal Risks

Because the value of your investment in the Social Fixed Income Portfolio will fluctuate, there is the risk that you will lose money. The following is a description of principal risks of investing in the Social Fixed Income Portfolio.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall.

Social Investment Risk: The Social Fixed Income Portfolio’s social issue screens may limit the number of investment opportunities available to the Portfolio, and as a result, at times the Portfolio may produce different returns than funds that are not subject to such special investment conditions. For example, the Portfolio may decline to purchase certain securities when it is otherwise advantageous to do so, or the Portfolio may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

Interest Rate Risk: Fixed income securities are subject to interest rate risk because the prices of fixed income securities tend to move in the opposite direction of interest rates. When interest rates rise, fixed income security prices fall. When interest rates fall, fixed income security prices rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates.

Credit Risk: Credit risk is the risk that the issuer of a security may be unable to make interest payments and/or repay principal when due. A downgrade to an issuer’s credit rating or a perceived change in an issuer’s financial strength may affect a security’s value, and thus, impact the Portfolio’s performance. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government, that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are sponsored by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. U.S. government agency securities issued or guaranteed by the credit of the agency may still involve a risk of non-payment of principal and/or interest.

Income Risk: Income risk is the risk that falling interest rates will cause the Portfolio’s income to decline because, among other reasons, the proceeds from maturing short-term securities in its portfolio may be reinvested in lower-yielding securities.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these

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securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Foreign Government Debt Risk: The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Derivatives Risk: Derivatives are instruments, such as futures and foreign exchange forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. Additional risks are associated with the use of credit default swaps including counterparty and credit risk (the risk that the other party to a swap agreement will not fulfill its contractual obligations, whether because of bankruptcy or other default) and liquidity risk (the possible lack of a secondary market for the swap agreement).

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Social Fixed Income Portfolio holds illiquid investments, the Portfolio’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Social Fixed Income Portfolio due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Social Fixed Income Portfolio will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio

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securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Social Fixed Income Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The Social Fixed Income Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

Performance information is not available for the Social Fixed Income Portfolio because it has not yet completed a full calendar year of operations. Updated performance information for the Portfolio can be obtained in the future by visiting http://us.dimensional.com.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Social Fixed Income Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Social Fixed Income Portfolio. The following individuals are responsible for coordinating the day-to-day management of the Social Fixed Income Portfolio:

•	David A. Plecha, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since inception.

•	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since inception.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the Social Fixed Income Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial

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intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the Social Fixed Income Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions generally will be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022817-DSFIX 00189218